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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2006


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Virginia                       0-28635                 54-1964895
(State or other jurisdiction      (Commission file number)     (IRS Employer
     of incorporation)                                             Number)


                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/X/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events
------------------------

         Virginia Commerce Bancorp, Inc. announced the declaration of a 3-for-2 stock split in the form of a 50% stock dividend, subject to the approval by shareholders of an amendment to the Articles of Incorporation of the Company. If the amendment is approved, the payable date of the stock dividend will be May 12, 2006, to shareholders of record as of the close of business on April 28, 2006.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
------------------------------------------------------------------------------

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

99  Press Release dated March 16, 2006


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VIRGINIA COMMERCE BANCORP, INC.



                              By:  /s/ Peter A. Converse
                                   -----------------------------------------
                                   Peter A. Converse, Chief Executive Officer

Dated: March 16, 2006